SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 11, 2002
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               (Date of Report - date of earliest event reported)


                                   XDOGS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


             Nevada                       1-12850                 84-1168832
---------------------------------  ---------------------     -------------------
  (State or other jurisdiction     (Commission File No.)        (IRS Employer
of incorporation or organization)                            Identification No.)

            126 North Third Street, Suite 407, Minneapolis, MN 55401
            --------------------------------------------------------
                    (Address of principal executive offices)


                                  612-359-9020
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              (Registrant's telephone number, including area code)

Only Items 5 and 7 are applicable. All other Items are not applicable and are therefore omitted.

     Statements in this Form 8-K that are not purely historical are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding XDOGS, Inc.'s (XDOGS) expectations, hopes, beliefs, intentions or strategies regarding the future generally, its growth and acquisition strategies, future sales and anticipated trends in the companies' businesses. All forward looking statements included in this Form 8-K are based on information known to XDOGS on the date hereof, and XDOGS assumes no obligation to update any such forward looking statements. It is important to note that actual results could differ materially from those in such forward looking statements as a result of a number of factors, most of which are out of the control of XDOGS, including, but not limited to, XDOGS's lack of profitability and cash flows. Further, there is no assurance that XDOGS will consummate the transaction with bigTime sports apparel, inc. referred to in this Form 8-K.

Item 5. Other Events.
---------------------

     On June 11, 2002, XDOGS, Inc. (XDOGS) signed a non-binding letter of intent to acquire bigTime sports apparel, inc., an Oklahoma corporation ("bigTime") which sells sports and athletic apparel under its brand "bigTime" to the collegiate market. XDOGS intends to issue 14,000,000 shares of its common stock for either all of the outstanding capital stock of bigTime or all of its assets necessary and useful in its operations, as determined by XDOGS. The proposed acquisition is subject to completion of due diligence review by XDOGS, negotiation and execution of a definitive transaction agreement, a determination by XDOGS' independent accountants that bigTime's financial statements are auditable for SEC financial reporting compliance purposes, and approvals of the respective boards of directors of each company and the shareholders of bigTime.

     The parties intend to execute a definitive transaction agreement prior to December 5, 2002. bigTime is subject to a no-shop agreement until no later than September 5, 2002.

     There can be no assurance that XDOGS will consummate the transaction referred to herein, or if consummated, that the combined operations will be successful or profitable.

Item 7. Exhibits and Financial Statements.
------------------------------------------

(c)  Exhibits:

     10.1. Letter of Intent dated June 11, 2002 among XDOGS, Inc., bigTime sports apparel, inc., Thomas Lawson and Brian Bishop.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 18, 2002

                                      XDOGS, INC.



                                      By: /s/ Kent A. Rodriguez
                                      -------------------------
                                      Kent A. Rodriguez, Chief Executive Officer